UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: August 3, 2009

CHINA AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)
Florida	65-0636168
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15 Exchange Place, Suite 500, Jersey City, NJ	07302
(Address of principal executive offices)	(Zip Code)

(646) 367-1747
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Matters

Notice filed pursuant to Rule 135c under the Securities Act of 1933 relating to private offering of common stock by China Aoxing in August 2009.

Item 9.01

Financial Statements and Exhibits

Exhibits

99

Rule 135c Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Aoxing Pharmaceutical Company, Inc.

Dated:  August 3, 2009

By:/s/ _Juan Yue Han

       Juan Yue Han, Chief Executive Officer